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                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-17207 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.



                                                        /s/ Arthur Andersen LLP



Hartford, Connecticut
January 25, 2000